UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (or Date of Earliest Event Reported): August 4, 2004



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                 TEXAS                     1-8754                 74-2073055
    (State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Exhibit.  The following exhibit  is  filed with this report on Form 8-K:

     Exhibit No.           Exhibit Description
     -----------           -------------------

       99            Swift Energy Company press release dated August 4, 2004.


Item 12. Results of Operations and Financial Condition

On August 4, 2004, Swift Energy Company announced second quarter 2004 financial results and provided updated 2004 guidance. The press release is attached as
Exhibit 99. Swift Energy Company does not intend for this Item 12 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004

                                         Swift Energy Company


                                         By:/s/ Alton D. Heckaman, Jr.
                                            ------------------------------
                                            Alton D. Heckaman, Jr.
                                            Senior VP Finance & Chief Financial
                                            Officer

                                  EXHIBIT INDEX


Exhibit No.        Description

99                 Press Release of Swift Energy Company dated August 4, 2004